UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 14, 2006


                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


                Delaware                   000-31149           95-4040623
    (State or other jurisdiction of       (Commission        (IRS Employer
             incorporation)               File Number)     Identification No.)


6053 West Century Boulevard, 11th Floor
        Los Angeles, California                                 90045-6438
(Address of principal executive offices)                        (Zip Code)

                                 (310) 342-5000

              (Registrant's telephone number, including area code)
                                 Not Applicable

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     On February 14, 2006, California Pizza Kitchen, Inc. (the "Company") issued a press release announcing that the Company will be presenting at the Raymond James Institutional Investors Conference in Orlando, Florida on Monday, March 6, 2006 and the Bear Stearns Retail, Restaurants and Consumer Conference in New York, New York on Tuesday, March 7, 2006. A copy of the Company's press release is attached hereto as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.


Exhibit 99.1 Press release, dated February 14, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



February 14, 2006          California Pizza Kitchen, Inc.
                           a Delaware corporation

                           By:      /s/ Richard L. Rosenfield
                           -----------------------------------------------------
                                    Richard L. Rosenfield
                                    Co-Chairman of the Board, Co-Chief Executive
                                    Officer, and Co-President

                           By:      /s/ Larry S. Flax
                           -----------------------------------------------------
                                    Larry S. Flax
                                    Co-Chairman of the Board, Co-Chief Executive
                                    Officer, and Co-President

EXHIBIT INDEX

Exhibit No.                                 Description
----------------           ---------------------------------------------------
99.1                       Press release, dated February 14, 2006.